SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                           Current Report Pursuant to
                             Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 29, 2002



                             THOMAS INDUSTRIES INC.
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
                 (State or other jurisdiction of incorporation)





       1-5426                                            61-0505332
  (Commission File Number)               (I.R.S. Employer Identification Number)



4360 Brownsboro Road, Suite 300 Louisville, Kentucky                40207
   (Address of principal executive offices)                      (Zip Code)



                                 (502) 893-4600
              (Registrant's telephone number, including area code)





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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On August 29, 2002, Thomas Industries Inc., a Delaware corporation (the "Company"), both individually and through its subsidiaries, acquired from Werner Rietschle Holding GmbH, a company organized under the laws of Germany ("Rietschle Holding") all of the equity interests of (i) Werner Rietschle GmbH & Co. KG ("Rietschle KG"), (ii) each subsidiary of Rietschle Holding which conducts the business (the "Rietschle Subsidiaries" and, together with Rietschle KG, the "Rietschle Entities"), and (iii) certain other assets, pursuant to an Agreement for Purchase of Equity Interests and Shares, dated August 29, 2002 (the "Agreement"). The purchase price consisted of EUR 85,519,620 in cash and 1,800,000 shares of the Company's common stock, par value $1.00 per share. The purchase price was determined through arms length negotiations between the parties.

         The Rietschle Entities are engaged in designing, manufacturing, distributing and selling pumps and compressors, vacuum pumps and blowers, as well as other air technical devices and foundry products. The Company intends to continue to operate the business.

         A copy of the Agreement is filed herewith as Exhibit 2.1. This exhibit is hereby incorporated by reference herein and the foregoing description is qualified in its entirety by reference to this exhibit.

         For the purpose of financing the cash portion of the purchase price, the Company entered into a Credit Agreement dated as of August 28, 2002 with Bank One, Kentucky, NA, National City Bank of Kentucky, SunTrust Bank, HVB Banque Luxembourg Societe Anonyme, Wells Fargo Bank, N.A., and others from time to time parties thereto as Lenders (the "Lenders"); Bank One, Kentucky, NA, as Administrative Agent for itself and the other Lenders; National City Bank of Kentucky as Syndication Agent; SunTrust Bank and HVB Banque Luxembourg Societe Anonyme as Co-Documentation Agents; and Banc One Capital Markets, Inc., as Lead Arranger and Sole Book Runner (the "Credit Agreement"). The Credit Agreement provides for an aggregate revolving loan commitment of $120 million and a swing line commitment up to a maximum principal amount of $10,000,000 at any one time outstanding.

ITEM 7.  Financial Statements and Exhibits.

         (a)      Financial Statements of Business Acquired.

                  To be filed within sixty (60) days of the date this Current Report on Form 8-K is required to be filed with the Securities and Exchange Commission, as permitted by Item 7(a)(4) of Form 8-K.

         (b)      Pro Forma Financial Information.

                  To be filed within sixty (60) days of the date this Current Report on Form 8-K is required to be filed with the Securities and Exchange Commission, as permitted by Item 7(b)(2) of Form 8-K.

                                      -2-

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         (c)      Exhibits.

                  Number No.                Description
                  ----------                -----------

                      2.1 Agreement for Purchase of Equity Interests and Shares (English translation) dated August 29, 2002, by and among Thomas Industries Inc., Werner Rietschle Holding GmbH, TIWR Holding GmbH & Co. KG, TIWR
                                            Netherlands Holdings C.V., TIWR U.K.
                                            Limited, TI France SAS, Thomas
                                            Industries Australia Pty. Ltd., and
                                            TI Luxembourg S.A.R.L.

                      10.1 Credit Agreement dated August 28, 2002 among Thomas Industries Inc., Bank One, Kentucky, NA, National City Bank of Kentucky, SunTrust Bank, HVB Banque Luxembourg Societe Anonyme, and Wells Fargo Bank, N.A., as Lenders (the "Lenders"); Bank One, Kentucky, NA, as Administrative Agent for itself and the other Lenders; National City Bank of Kentucky as Syndication Agent; SunTrust Bank and HVB Banque
                                            Luxembourg Societe Anonyme as
                                            Co-Documentation Agents; and Banc
                                            One Capital Markets, Inc., as Lead
                                            Arranger and Sole Book Runner.


                                      -3-

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THOMAS INDUSTRIES INC.


                                       By: /s/ Phillip J. Stuecker
                                          --------------------------------------
Dated:  September 12, 2002                Name: Phillip J. Stuecker
                                          Its:  Vice President of Finance, Chief
                                                Financial Officer, and Secretary